EXHIBIT 10.1(i)

                       AMENDMENT NO. 2
                             TO
                      CREDIT AGREEMENT




     AMENDMENT NO. 2 (this "Amendment"), dated as of November 16, 1995, to the Credit Agreement, dated as of September 20, 1993, by and among Ogden Corporation (the "Company"), the signatory Lenders thereto and The Bank of New York, as Agent (the "Agent"), as amended by Consent and Amendment No. 1, dated as of September 12, 1994 (the "Agreement").


                          RECITALS

     I. Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

     II. The Company has requested that the Agreement be amended to extend the Termination Date by one year.

     III. In addition, the Company has requested that the Aggregate Commitments be increased to $200,000,000, that the Commitment of Swiss Bank Corporation be increased by $5,000,000, that Bank of America Illinois ("B of A") be added as a Lender under the Agreement with a Commitment of $20,000,000 and that the Agreement be amended in certain other respects as set forth herein.

     IV. On the date hereof and on the Amendment Effective Date (as defined in paragraph 5) no Competitive Bid Loans are or will be outstanding, no Letter of Credit has been or will have been issued and the only Loans outstanding under the Agreement are and will be R/C Loans (the "Existing Loans"). The Existing Loans will be outstanding as Eurodollar Loans having a one-month Interest Period expiring on December 6, 1995.

     V. In order to avoid the need for assigning portions of the Existing Loans to conform to the revised Commitments and Commitment Percentages arising from this Amendment, on the Amendment Effective Date, the Company will deliver to the Agent a Borrowing Request requesting R/C Loans from the Lenders, including B of A, in an aggregate amount at least equal to the aggregate amount due on the Existing Loans on the requested Borrowing Date, which Loans will be made based on the revised Commitments and Commitment Percentages set forth in Attachment A hereto, and the proceeds of such Loans will be used, in whole or in part, to retire the Existing Loans.

     In consideration of the Recitals, the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Paragraph 1.1 of the Agreement is amended to restate the following definition in its entirety:

     "Termination Date": October 29, 1998, or any date subsequent thereto resulting from an extension of the Termination Date pursuant to paragraph 2.18.

     2. Paragraph 1.1 of the Agreement is further amended to change the amount contained in clause (viii) of the definition of "Permitted Subsidiary Indebtedness" from "$25,000,000" to
"$50,000,000".

     3. Exhibit A to the Agreement is restated in its entirety to read as set forth in Attachment A hereto.

     4. Schedule 1.1 to the Agreement is restated in its entirety to read as set forth in Attachment B hereto.

     5. This Amendment shall not become effective until the date (the "Amendment Effective Date ") on which each of the following conditions precedent has been fulfilled, provided that if such conditions are fulfilled prior to December 6, 1995, the Amendment Effective Date shall be December 6, 1995:

     a. The Agent shall have received this Amendment executed by a duly authorized officer or officers of the Company, the Agent and the Lenders.

     b. The Agent shall have received notes, dated the Amendment Effective Date, as follows: (i) on behalf of Swiss Bank, a new Note (the "Replacement Note") in the principal amount of its increased Commitment in replacement of its existing Note (which existing Note shall be marked "SUPERCEDED" and returned to the Company) and (ii) on behalf of B of A, a new Note in the principal amount of its Commitment (the "B of A Note", and with the Replacement Note, the "New Notes") each in the form of Exhibit E to the Agreement, with appropriate insertions therein, executed by a duly authorized officer or officers of the Company.

     c. The Agent shall have timely received an R/C Borrowing Request from the Company requesting R/C Loans in an aggregate amount at least equal to the aggregate amount due on the Existing Loans on the requested Borrowing Date, upon the making of which the Company hereby directs the Agent to remit all or such part of the proceeds thereof as shall be necessary to repay the full amount due on the Existing Loans on such Borrowing Date to the Lenders thereof for application in payment of such Loans and to credit the remainder of such proceeds, if any, as provided in the Agreement or as otherwise directed by the Company.

     d. The Agent shall have received a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of the Company (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agent and to Special Counsel) taken by it to authorize the execution and delivery of this Amendment No. 2, the New Notes and the transactions contemplated hereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of its officer or officers who may sign this Amendment and the New Notes, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the State of Delaware, together with such other documents as the Agent or Special Counsel shall reasonably require.

     e. The Agent shall have received an opinion of general counsel of the Company, dated the date hereof, substantially in the form of Attachment C hereto.

     f. All conditions precedent set forth in paragraph 6 of the Agreement shall have been satisfied.

     6. By its execution hereof, B of A agrees that, simultaneously upon the occurrence of the Amendment Effective Date, it shall become a Lender for all purposes under the Agreement and shall be deemed to have appointed the Agent to act on its behalf under, and on the terms set forth in, paragraph 10 of the Agreement.

     7. The Company hereby (a) reaffirms and admits the validity and enforceability of all the Loan Documents and its obligations thereunder, (b) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Agent or any Lender under the Loan Documents, (c) agrees to pay the reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation, negotiation and closing of this Amendment, and (d) represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     8. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be neces-sary in making proof of this Amendment to produce or account for more than one counterpart signed by the party against which enforcement is sought.

     9.   In all other respects, the Agreement and the other
Loan Documents shall remain in full force and effect.

     10.  THIS AMENDMENT IS BEING DELIVERED IN AND IS INTENDED
TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE
CONSTRUED AND ENFORCEABLE AND BE GOVERNED BY, THE INTERNAL
LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF
CONFLICT OF LAWS.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



OGDEN CORPORATION

By:  /s/Philip G. Husby
Title:  Senior V.P. & CFO



THE BANK OF NEW YORK,
Individually and as Agent

By:  /s/William A. Klein
Title:  V.P.


BANK OF AMERICA ILLINOIS

By:  illegible signature
Title:  Authorized Officer


DEUTSCHE BANK AG
New York and/or Cayman Islands
Branches

By:  /s/Robert M. Wood
Title:  Vice President

By:  /s/James Fox
Title:  Assistant Vice President


MORGAN GUARANTY TRUST COMPANY
OF NEW YORK

By:  /s/James S. Finch
Title:  Vice President


NATIONSBANK, N.A.

By:  /s/Michael R. Heredia
Title:  Vice President


NATIONAL WESTMINSTER BANK, PLC
New York Branch

By:  /s/Maria Amaral-LeBlanc
Title:  Vice President


NATIONAL WESTMINSTER BANK, PLC
Nassau Branch

By:  /s/Maria Amaral-LeBlanc
Title:  Vice President


SWISS BANK CORPORATION
New York Branch

By:  /s/Robert O. Gurman
Title:  Director, Merchant Banking

By:  /s/David C. Hemingway
Title:  Director, Merchant Banking


UNION BANK OF SWITZERLAND,
New York Branch

By:  /s/James P. Kelleher
Title:  Assistant Vice President

By:  /s/Peter B. Yearley
Title:  Vice President


CHEMICAL BANK

By:  /s/Robert K. Gaynor
Title:  Vice President


THE MITSUBISHI BANK, LIMITED,
New York Branch

By:  /s/Paula Mueller
Title:  Vice President

                        ATTACHMENT A


                          EXHIBIT A

                         COMMITMENTS


                                                COMMITMENT
BANK                         COMMITMENT         PERCENTAGE

The Bank of New York        $ 30,000,000            15.00%

Bank of America Illinois      20,000,000            10.00

Deutsche Bank AG              20,000,000            10.00
   New York and/or Cayman
   Islands Branches

Morgan Guaranty Trust
   Company of New York        20,000,000            10.00

NationsBank, N.A.             20,000,000            10.00

National Westminster          20,000,000            10.00
   Bank, PLC

Swiss Bank Corporation        20,000,000            10.00

Union Bank of Switzerland     20,000,000            10.00
   New York Branch

Chemical Bank                 15,000,000             7.50

The Mitsubishi Bank,          15,000,000             7.50
Limited, New York Branch
                                                     ___
     Totals                 $200,000,000             100%

                        ATTACHMENT B

                        SCHEDULE 1.1

                   LIST OF LENDING OFFICES




DOMESTIC LENDING OFFICES                  EURODOLLAR LENDING OFFICES


(1)   The Bank of New York                The Bank of New York
      New York Corporate Division         New York Corporate Division
      8th Floor                           8th Floor
      One Wall Street                     One Wall Street
      New York, New York 10286            New York, New York 10286
      Attention:  William G.C. Dakin,     Attention: William G.C. Dakin,
                Assistant Vice President            Assistant Vice President
      Telephone: (212) 635-1473           Telephone: (212) 635-1473
      Telecopy:  (212) 635-1483           Telecopy:  (212) 635-1483

(2)   Bank of America                    Bank of America
      200 West Jackson Blvd.             200 West Jackson Blvd.
      Chicago, Illinois 60697            Chicago, Illinois 60697
      Attention:  David Noda             Attention:  David Noda
      Telephone:  (212) 503-7948         Telephone:  (212) 503-7948
      Telecopy:  (212) 503-7771          Telecopy:  (212) 503-7771

(3)   Deutsche Bank AG                   Deutsche Bank AG
      New York Branch                    Cayman Islands Branch
      24th Floor                         24th Floor
      31 West 52nd Street                31 West 52nd Street
      New York, New York 10019           New York, New York 10019
      Attention: Robert Wood             Attention:  Robert Wood
      Telephone: (212) 469-7839          Telephone:  (212) 469-7839
      Telecopy:  (212) 469-8212          Telecopy:   (212) 469-8212

(4)   Morgan Guaranty Trust              Morgan Guaranty Trust
        Company of New York                Company of New York
      60 Wall Street                     Nassau, Bahamas Office
      New York, New York 10260-0060      c/o J. P. Morgan Services Inc.-
      Attention:  James Finch            3/OP52
                   Vice President        500 Stanton Christiana Road
      Telephone:  (212) 648-6985         Newark, Delaware 19713
      Telecopy:   (212) 648-5016         Telephone:  (212) 648-6957
                                         Telecopy:   (212) 648-5014

 (5)  NationsBank, NA                    NationsBank, NA
      6610 Rockledge Dr.                 6610 Rockledge Dr.
      Corporate Bank                     Corporate Bank
      6th Floor                          6th Floor
      Bethesda, MD 20817                 Bethesda, MD 20817
      Attention:  Michael Heredia        Attention:  Michael Heredia
      Telephone:  (301) 571-0724         Telephone:  (301) 571-0724
      Telecopy:   (301)-571-0719         Telecopy:   (301)-571-0719

(6)   National Westminster Bank PLC      National Westminster Bank PLC
      New York Marketing Office          New York Marketing Office
      175 Water Street - 19th Floor      175 Water Street - 19th Floor
      New York, New York 10038           New York, New York 10038
      Attention: David Apps,             Attention:  David Apps,
                 Vice President                      Vice President
      Telephone: (212) 602-4221          Telephone:  (212) 602-4221
      Telecopy:  (212) 602-4500          Telecopy:   (212) 602-4500

(7)   Swiss Bank Corporation             Swiss Bank Corporation
      New York Branch                    Cayman Islands Branch
      222 Broadway                       c/o Swiss Bank Corporation
      222-04-E                           New York Branch
      New York, New York 10038           222 Broadway
      Attention: Robert O. Gurman,       222-04-E
                 Director                New York, New York 10038
      Telephone: (212) 574-3127          Attention:  Robert O. Gurman,
      Telecopy:  (212) 574-4131                      Director
                                         Telephone:  (212) 574-3127
                                         Telecopy:   (212) 574-4131

(8)   Union Bank of Switzerland          Union Bank of Switzerland
      New York Branch                    New York Branch
      299 Park Avenue                    299 Park Avenue
      New York, New York 10171           New York, New York 10171
      Attention: Peter B. Yearley        Attention:  Peter B. Yearley
                 Vice President                      Vice President
      Telephone: (212) 821-3339          Telephone:  (212) 821-3339
      Telecopy:  (212) 821-3878          Telecopy:   (212) 821-3878

(9)   Chemical Bank                      Chemical Bank
      270 Park Avenue                    270 Park Avenue
      New York, New York 10017           New York, New York 10017
      Attention:  Chris Perkins,         Attention:  Chris Perkins,
                  Vice President                     Vice President
      Telephone:  (212) 270-4769         Telephone:  (212) 270-4769
      Telecopy:   (212) 270-0330         Telecopy:   (212) 270-0330

      (10) The Mitsubishi Bank, Limited- The Mitsubishi Bank, Limited-
       New York Branch                   New York Branch
       225 Liberty Street                225 Liberty Street
           Two World Financial Center    Two World Financial Center
       New York, New York 10281          New York, New York 10281
       Attention:  Paula Mueller         Attention:  Paula Mueller
       Telephone:  (212) 667-2890        Telephone:  (212) 667-2890
       Telecopy:   (212) 667-3562        Telecopy:   (212) 667-3562

                                ATTACHMENT C

                         FORM OF OPINION OF COUNSEL








                                   _______ __, 1995



TO THE PARTIES LISTED ON
SCHEDULE A ATTACHED HERETO


     I have acted as counsel to Ogden Corporation, a Delaware corporation (the "Company") in connection with Amendment No. 2, dated as of November 16, 1995 (the "Amendment"), to the Credit Agreement, dated as of September 20, 1993, by and among the Company, the signatory Banks thereto, and The Bank of New York, as Agent, as amended by Amendment No. 1 thereto, dated as of September 12, 1994 (the "Agreement"). Capitalized terms used herein that are defined in the Amendment or the Agreement shall have the meanings therein defined.

     In furnishing this opinion, I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies, of such instruments, documents and certificates of officers of the Company or of government officials, and have conducted such investigations of fact and law, as I have deemed necessary or appropriate as the basis for the opinions hereinafter expressed, including, without limitation, (i) the Restated Certificate of Incorpora-tion and By-Laws of the Company, (ii) the Amendment and the Agreement and (iii) the New Notes. With respect to questions of fact material to any opinions expressed herein, I have relied solely upon inquiries made of the appropriate officers of the Company and its Subsidiaries.

     I express no opinion as to any question of law other than with respect to the laws of the State of New York, the corpo-rate laws of the State of Delaware, and the laws of the United States of America. Wherever in this opinion the phrase "to the best of my knowledge" is used, it shall be construed as being limited, without independent investigation, to my actual knowledge and the actual knowledge of those attorneys in my office who have directly participated in this matter.


     Based upon and subject to the foregoing, I am of the opinion that:

     11. The Company and each Material Subsidiary is duly or-ganized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which there is a reasonable likelihood of a Material Adverse Effect as a consequence of the failure to be so authorized.

     12. The Company has full corporate power and authority to enter into, execute, deliver and carry out the terms of the Amendment and the New Notes, and to make the borrowings and to incur the other obligations contemplated thereby, to execute, deliver and carry out the terms of the New Notes and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary corporate action and are not in violation of its Restated Certificate of Incorporation and By-Laws.

     13. No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmen-tal Body or any other Person (except for those which have been obtained, made or given) is required to authorize, or is re-quired in connection with the execution, delivery and perfor-mance of the Amendment and the New Notes or is required as a condition to the validity or enforceability of the Amendment and the New Notes. No provision of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, the Amendment and the New Notes.

     14. The Amendment constitutes, and the New Notes, when issued and delivered pursuant thereto for value received, will constitute, the valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity, including, without limitation, principles of materiality, reasonableness and good faith (regardless of whether considered in a proceeding in equity or an action at law), and (ii) that the enforceability of any provision of the Agreement providing for indemnification might be limited by considerations of public policy.

     15. There are no actions, suits, arbitration proceedings or claims pending or, to the best of my knowledge, threatened against the Company or any Subsidiary, or maintained by the Company or any Subsidiary, at law or in equity, before any Governmental Body as to which there is a reasonable likelihood of a Material Adverse Effect. There are no proceedings pending or, to the best of my knowledge, threatened against the Company or any Subsidiary which call into question the validity or en-forceability of any of the Loan Documents.

     16. To the best of my knowledge, neither the Company nor any Subsidiary is in default under any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its Property is bound, as to which, taken as a whole, there is a reasonable likelihood of a Material Adverse Effect. To the best of my knowledge, the execution, delivery or carry-ing out of the terms of the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained), or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Company or any Subsidiary pur-suant to the terms of any such mortgage, indenture, contract, agreement, judgment, decree or order as to which, if not con-sented to, waived or obtained, there is a reasonable likelihood of a Material Adverse Effect.

     17. To the best of my knowledge, neither the Company nor any Subsidiary is in default with respect to any judgment, or-der, writ, injunction, decree or decision of any Governmental Body as to which there is a reasonable likelihood of a Material Adverse Effect and the Company and each Subsidiary is complying in all material respects with all applicable statutes and regulations, including ERISA, of all Governmental Bodies, a violation of which is reasonably likely to have a Material Adverse Effect.

     18. Neither the Company nor any Subsidiary (a) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act (other than the minimum statutory requirements that do not violate clause (b) below) or the Investment Company Act of 1940, or (b) is subject to any statute or regulation which prohibits or restricts the in-currence of Indebtedness under the Loan Documents, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     19. To the best of my knowledge, neither the Company nor any Subsidiary has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability as to which individually or in the aggregate there is a reasonable likelihood of a Material Adverse Effect arising in connection with any non-compliance with or violation of the requirements of any Environmental Laws.


                                   Very truly yours,




                                   Lynde H. Coit
                                   Senior Vice President &
                                   General Counsel

                         SCHEDULE A




The Bank of New York

Bank of America Illinois

Deutsche Bank AG

Morgan Guaranty Trust Company of New York

NationsBank of Virginia, N.A.

National Westminster Bank PLC

Swiss Bank Corporation

Union Bank of Switzerland

Chemical Bank

The Mitsubishi Bank, Limited